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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                April 25, 1997


                        OMEGA HEALTHCARE INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)


MARYLAND                        1-11316                        NO. 38-3041398
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(State or other jurisdiction    (Commission                    (IRS Employer
   of incorporation)              File No.)              Identification No.)


905 WEST EISENHOWER CIRCLE, SUITE 110, ANN ARBOR, MI                    48103
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(Address of principal executive officers)                          (Zip Code)


Registrant's telephone number, including area code (313) 747-9790
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)




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Item 7.    Financial Statements and Exhibits


           (c)  Exhibits


             1  Underwriting Agreement


           4.1  Form of Article Supplementary for Series A Preferred Stock


            12 Ratio of Earnings to Combined and Fixed Charges and Preferred Stock Dividends


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OMEGA HEALTHCARE INVESTORS, INC.
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                                        (Registrant)



Date:  April 25, 1997                   By:  DAVID A. STOVER
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                                             David A. Stover
                                             Chief Financial Officer